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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                              December 26, 1996
              Date of Report (Date of earliest event reported)


                             VANSTAR CORPORATION
           (Exact name of registrant as specified in its charter)


         Delaware                   1-14192            94-2376431
(State or other jurisdiction      (Commission         (IRS Employer
     of Incorporation)            File Number)      Identification No.)


         5964 W. Las Positas Blvd.
          Pleasanton, California                         94588
  (Address of principal executive offices)             (Zip Code)


                               (510) 734-4000
            (Registrant's telephone number, including area code)


                                     N/A
        (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.


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     On December 26, 1996, but effective December 20, 1996, the Registrant consummated a revolving funding trade receivables securitization facility (the "Securitization Facility") with Pooled Accounts Receivable Capital Corporation, a commercial paper conduit sponsored by the Bank of Montreal (the "Pool"), which provides the Company with up to $175 million in available credit. Immediately after establishing the Securitization Facility, the Registrant, through a wholly owned subsidiary, Vanstar Finance Co., sold an undivided interest in certain covered accounts receivable (the "Covered Accounts Receivables") to the Pool, resulting in net proceeds to the Registrant of approximately $130.5 million, of which approximately $105.5 million was used to repay a portion of the Company's indebtedness to IBM Credit Corporation. The remaining availability under the Securitization Facility is intended to be used to provide working capital to the Registrant and for potential future acquisitions of, or investments in, one or more businesses by the Registrant. The Securitization Facility contemplates reinvestment by the Pool from time to time in undivided interests in additional Covered Accounts Receivable of the Registrant, to the extent of proceeds received by the Pool with regard to previously purchased interests. The Pool purchases the undivided interests in Covered Accounts Receivable for a purchase price based upon, among other things, prevailing market interest rates at the time of reinvestment.

Item 5.   Other Events.

     Attached as an exhibit to this Current Report on Form 8-K a press release issued by the Registrant on or about January 10, 1997 and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit No.              Document
          -----------         ------------------------------
             10.1             Receivables Purchase Agreement, dated as of
                              December 20, 1996, among Vanstar Finance Co., as
                              Seller, the Registrant, as Servicer, Pooled
                              Accounts Receivable Capital Corporation, as
                              Purchaser and Nesbitt Burns Securities, Inc., as
                              Agent (filed herewith)

             10.2 Purchase and Contribution Agreement, dated as of December 20, 1996, between the Registrant and Vanstar Finance Co. (filed herewith)

             10.3 Amendment No. 6 to Second Amended and Restated Financing Program Agreement between the Registrant and

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                              IBM Credit Corporation (filed herewith)

             10.4 Intercreditor Agreement, dated as of December 20, 1996 among PAR Accounts Receivable Capital Corporation, the Registrant, Vanstar Finance Co. and Nesbitt Burns Securities Inc. (filed herewith)

             99.1             Press release issued by the
                              Registrant on January 10, 1997
                              (filed herewith)

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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VANSTAR CORPORATION


DATE:  January 10, 1997        BY:   /s/ H. CHRISTOPHER COVINGTON
                                   -----------------------------
                                   H. Christopher Covington
                                   Senior Vice President


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                                EXHIBIT INDEX

Doc. No.       Document Description

10.1 Receivables Purchase Agreement, dated as of December 20, 1996, among Vanstar Finance Co., as Seller, the Registrant, as Servicer, Pooled Accounts Receivable Capital Corporation, as Purchaser and Nesbitt Burns Securities, Inc., as Agent (filed herewith)

10.2 Purchase and Contribution Agreement, dated as of December 20, 1996, between the Registrant and Vanstar Finance Co. (filed herewith)

10.3 Amendment No. 6 to Second Amended and Restated Financing Program Agreement between the Registrant and IBM Credit Corporation (filed herewith)

10.4 Intercreditor Agreement, dated as of December 20, 1996 among PAR Accounts Receivable Capital Corporation, the Registrant, Vanstar Finance Co. and Nesbitt Burns Securities Inc. (filed herewith)

99.1 Press release issued by the Registrant on January 10, 1997 (filed herewith)